Exhibit 99.1

Entercom Communications Corp.

Reports Fourth Quarter and Full Year Results

(Bala Cynwyd, Pa. February 11, 2016) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended December 31, 2015.

Fourth Quarter Highlights

•	Net revenues for the quarter increased 16% to $117.7 million

•	Station expenses increased 21% to $76.7 million

•	Station operating income increased 7% to $41.0 million

•	Adjusted EBITDA increased 7% to $35.2 million

•	Adjusted net income per share increased 3% to $0.35

•	Free cash flow increased 9% to $25.5 million

Full Year Highlights

•	Net revenues for the year increased 8% to $411.4 million

•	Station expenses increased 11% to $286.5 million

•	Station operating income increased 3% to $124.9 million

•	Adjusted EBITDA increased 3% to $102.7 million

•	Adjusted net income per share increased 6% to $0.87

•	Free cash flow increased 9% to $61.4 million

Fourth quarter and full year operating results include the impact of the transaction with Lincoln Financial Media and the station exchange with Bonneville International Corporation which started in July.

David J. Field, President and Chief Executive Officer, stated: “I am pleased to report that Entercom’s performance continued to accelerate into fourth quarter capping a very successful 2015 for the Company. Fourth quarter same-station revenues increased by 5%, excluding political advertising. This marked the second straight quarter of mid-single digit organic growth. We are very well positioned for success in 2016 with an expanded market footprint, strong station ratings growth, and enhanced digital and customer marketing capabilities. Our pacings look strong and we are optimistic about our potential to deliver excellent results for our shareholders in 2016 and the years ahead.”

Additional Information

As of December 31, 2015 the Company had $487.0 million of senior debt and senior notes and $9.2 million in cash. In addition, the Company had $27.6 million in perpetual cumulative convertible preferred stock.

In November, the Company completed its station exchange with Bonneville through which it acquired Los Angeles station KSWD-FM in exchange for stations Entercom owned in Denver. Prior to closing, the Company operated KSWD-FM under a time brokerage agreement which commenced in July and at which point the Company began to include KSWD’s operating results in its financials.

Exhibit 99.1 – Page 1

The Company’s fully diluted share count includes the impact of its Series A Convertible Preferred Stock treated on an “as-converted” basis when dilutive to per share metrics. This required accounting treatment increased fourth quarter fully diluted shares by 1.9 million.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on Thursday, February 11, 2016 at 10:30 AM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the earnings release by emailing their inquiries to questions@entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 888-566-0496 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

About Entercom

Entercom Communications Corp. (NYSE: ETM), is the fourth-largest radio broadcasting company in the United States, with a portfolio of 125 highly-rated radio stations in 27 top markets across the country. Known for developing unique and highly successful locally programmed stations, Entercom’s brands reach and engage close to 40 million people each week, delivering a curated mix of outstanding local personalities and a broad range of compelling music, news, talk and sports content.

Founded in 1968, Philadelphia-based Entercom also operates hundreds of events each year attracting millions of attendees, and provides customers with a broad range of digital marketing solutions through its SmartReach Digital products.

More information is available at www.Entercom.com, Facebook, and Twitter (@entercom).

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs and restructuring charges; and gain or loss on sale or disposition of assets.

Exhibit 99.1 – Page 2

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs, preferred stock dividends and restructuring charges; and gain or loss on sale or disposition of assets.

Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs and restructuring charges; and (ii) less net interest expense (excluding amortization of deferred financing costs), preferred stock dividends, taxes paid and capital expenditures.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs and restructuring charges; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 40% without discrete items of tax.

Adjusted Net Income Per Share includes any dilutive equivalent shares when not anti-dilutive.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense). Any acquisition or disposition of radio stations not deemed to be material by management is ignored for the purpose of computing this data.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income Per Share and Free Cash Flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income and Adjusted Net Income Per Share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Exhibit 99.1 – Page 3

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President and Chief Financial Officer

610-660-5647

Exhibit 99.1 – Page 4

Fourth Quarter 2015

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
STATEMENTS OF OPERATIONS
Net Revenues	$117,704	$101,513	$411,378	$379,789

Station Expenses	76,724	63,265	286,452	258,265
Station Expense - Non-Cash Compensation	379	247	1,259	919
Corporate Expenses	5,741	5,244	22,214	22,259
Corporate Expenses - Non-Cash Compensation	1,048	1,234	4,265	4,313
Depreciation And Amortization	2,340	1,997	8,419	7,794
Time Brokerage Agreement Income	(540)	—	(1,285)	—
Merger And Acquisition Costs And Restructuring Charges	1,104	1,042	6,836	1,042
Net Gain On Sale Or Disposition of Assets	(1,647)	(47)	(2,364)	(379)

Total Operating Expenses	85,149	72,982	325,796	294,213

Operating Income	32,555	28,531	85,582	85,576

Other Expense (Income) Items:
Net Interest Expense	9,638	9,354	37,961	38,821
Net Loss On Investments	—	21	—	21

Total Other Expense	9,638	9,375	37,961	38,842

Income Before Income Taxes	22,917	19,156	47,621	46,734
Income Taxes	8,829	8,306	18,437	19,911

Net Income Available To The Company	14,088	10,850	29,184	26,823
Preferred Stock Dividend	413	—	752	—

Net Income Available To Common Shareholders	$13,675	$10,850	$28,432	$26,823

Net Income Available To Common Shareholders Per Share - Basic	$0.36	$0.29	$0.75	$0.71

Net Income Available To Common Shareholders Per Share - Diluted	$0.34	$0.28	$0.73	$0.69

Weighted Common Shares Outstanding - Basic	38,088	37,779	38,084	37,763

Weighted Common Shares Outstanding - Diluted	40,974	38,730	39,038	38,664

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$1,069	$1,018	$7,043	$8,408
Income Taxes Paid	$—	$—	$81	$79
Cash Interest	$14,284	$14,595	$34,822	$35,593
Cash Dividends On Preferred Stock	$413	$—	$412	$—

SELECTED BALANCE SHEET DATA	December 31,
	2015	2014
Cash and Cash Equivalents	$9,169	$31,540
Total Assets	$1,022,108	$926,615
Current Portion Of Senior Debt	$31,832	$3,000
Senior Debt (including Current Debt)	$268,750	$262,000
Senior Notes	$218,269	$217,929
Perpetual Cumulative Convertible Preferred Stock	$27,619	$—
Total Shareholders’ Equity	$361,450	$329,021

Exhibit 99.1 – Page 5

OTHER FINANCIAL DATA

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$77,103	$63,512	$287,711	$259,184
Station Expenses - Non-Cash Compensation	(379)	(247)	(1,259)	(919)

Station Expenses	$76,724	$63,265	$286,452	$258,265

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$6,789	$6,478	$26,479	$26,572
Corporate Expenses - Non-Cash Compensation	(1,048)	(1,234)	(4,265)	(4,313)

Corporate Expenses	$5,741	$5,244	$22,214	$22,259

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$32,555	$28,531	$85,582	$85,576
Corporate Expenses	5,741	5,244	22,214	22,259
Corporate Expenses - Non-Cash Compensation	1,048	1,234	4,265	4,313
Station Expenses - Non-Cash Compensation	379	247	1,259	919
Depreciation And Amortization	2,340	1,997	8,419	7,794
Merger And Acquisition Costs And Restructuring Charges	1,104	1,042	6,836	1,042
Time Brokerage Agreement Income	(540)	—	(1,285)	—
Net Gain On Sale Or Disposition of Assets	(1,647)	(47)	(2,364)	(379)

Station Operating Income	$40,980	$38,248	$124,926	$121,524

Reconciliation Of GAAP Net Income Available To Common Shareholders To Adjusted EBITDA
Net Income Available To Common Shareholders	$13,675	$10,850	$28,432	$26,823
Income Taxes	8,829	8,306	18,437	19,911
Total Other Expense	9,638	9,375	37,961	38,842
Corporate Expenses- Non-Cash Compensation	1,048	1,234	4,265	4,313
Station Expenses- Non-Cash Compensation	379	247	1,259	919
Depreciation And Amortization	2,340	1,997	8,419	7,794
Time Brokerage Agreement Income	(540)	—	(1,285)	—
Preferred Stock Dividend	413	—	752	—
Merger And Acquisition Costs And Restructuring Charges	1,104	1,042	6,836	1,042
Net Gain On Sale Or Disposition of Assets	(1,647)	(47)	(2,364)	(379)

Adjusted EBITDA	$35,239	$33,004	$102,712	$99,265

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Reconciliation Of GAAP Net Income Available To Common Shareholders To Free Cash Flow
Net Income Available To Common Shareholders	$13,675	$10,850	$28,432	$26,823
Depreciation And Amortization	2,340	1,997	8,419	7,794
Deferred Financing Costs Included In Interest Expense	710	695	2,863	3,860
Amortization Of Original Issue Discount Included In Interest Expense	89	79	340	305
Non-Cash Compensation Expense	1,427	1,481	5,524	5,232
Merger And Acquisition Costs And Restructuring Charges	1,104	1,042	6,836	1,042
Net Gain On Sale Or Disposition of Assets	(1,647)	(47)	(2,364)	(379)
Net Loss On Investments	—	21	—	21
Income Taxes	8,829	8,306	18,437	19,911
Capital Expenditures	(1,069)	(1,018)	(7,043)	(8,408)
Income Taxes Paid	—	—	(81)	(79)

Free Cash Flow	$25,458	$23,406	$61,363	$56,122

Exhibit 99.1 – Page 6

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$32,555	$28,531	$85,582	$85,576
Depreciation and Amortization	2,340	1,997	8,419	7,794
Non-Cash Compensation Expense	1,427	1,481	5,524	5,232
Interest Expense, Net of Interest Income, Deferred Financing Costs & OID	(8,839)	(8,580)	(34,758)	(34,656)
Preferred Stock Dividend	(413)	—	(752)	—
Capital Expenditures	(1,069)	(1,018)	(7,043)	(8,408)
Merger And Acquisition Costs And Restructuring Charges	1,104	1,042	6,836	1,042
Net (Gain) Loss On Sale Or Disposition of Assets	(1,647)	(47)	(2,364)	(379)
Income Taxes Paid	—	—	(81)	(79)

Free Cash Flow	$25,458	$23,406	$61,363	$56,122

Reconciliation Of GAAP Net Income Available To Common Shareholders To Adjusted Net Income
Net Income Available To Common Shareholders	$13,675	$10,850	$28,432	$26,823
Preferred Stock Dividend	413	—	752	—
Income Taxes	8,829	8,306	18,437	19,911
Merger And Acquisition Costs And Restructuring Charges	1,104	1,042	6,836	1,042
Net Gain On Sale Or Disposition of Assets	(1,647)	(47)	(2,364)	(379)
Net Loss On Investments	—	21	—	21
Non-Cash Compensation Expense	1,427	1,481	5,524	5,232

Adjusted Income Before Income Taxes	23,801	21,653	57,617	52,650
Income Taxes	9,520	8,661	23,047	21,060

Adjusted Net Income Available To The Company	14,281	12,992	34,570	31,590
Preferred Stock Dividend	413	—	752	—

Adjusted Net Income	$13,868	$12,992	$33,818	$31,590

Numerator For Purposes Of Computing Adjusted Net Income Per Share - Diluted
Adjusted Net Income	$13,868	$12,992	$33,818	$31,590
Preferred Stock Dividend, As If Converted Unless Anti-Dilutive	413	—	752	—

	$14,281	$12,992	$34,570	$31,590

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share - Diluted
Weighted Common Shares Outstanding - Diluted As Reported	40,974	38,730	39,038	38,664
Preferred Stock, As If Converted Unless Anti-Dilutive	—	—	882	—

	40,974	38,730	39,920	38,664

Adjusted Net Income Per Share - Diluted	$0.35	$0.34	$0.87	$0.82

Exhibit 99.1 – Page 7